UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

Memphis Clark Tower 5100 Popular Avenue, Ste. 2700 Memphis, TN 38137
(Address of principal executive offices)

(901) 414-0003
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports , filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

ITEM 8.01	OTHER EVENTS

On May 23, 2012, Dynamic Energy IP, LLC, a Delaware corporation, a wholly owned subsidiary of Dynamic Energy Alliance Corporation, a Florida corporation (“DEAC”), entered into a definitive agreement (the “Contract”) with R.F.B., LLC (“RFB”), pursuant to which RFB licensed and assigned to Dynamic Energy LP, a Non-Provisional Patent Application (the “Application”), and the World Wide exclusive right, license and privilege of utilizing certain RFB technology and knowhow.  In consideration, the Company issued to RFB a small block of  the Company’s restricted Common Stock, and the Contract provides for payment by the Company  to RFB of specified license fees based on both gallons of high value organics produced utilizing the RFB technology, and a formula percentage of net profits realized from the recovery of all energy products  from oil sands or tar sands over the term of the Contract by the Company (regardless of technology used)  The Contract has a term of 25 years, or 20 years from the date of issuance of patents, whichever is shorter.

The RFB Technology consists of catalysts and reactor technology relating to recovery of high value organics from the processing of rubber and tires. The Company is entitled to utilize the RFB Technology in (a) the development and manufacture of goods and products; and (b) the design, construction and modification of plants (new and existing). Further, RFB will allow Dynamic Energy IP to sell to third parties (i) goods and products produced by utilization of RFB Technology; and (ii) plants utilizing RFB Technology.

Exhibit Number	Description

99.1	License And Assignment Agreement (without Exhibits, withheld as business secrets)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC ENERGY ALLIANCE CORP.

Dated: May 24, 2012	By:	/s/ James Michael Whitfield
James Michael Whitfield
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director